-----------------------------------------------------------------------------
                                                              January 17, 1996
Dear Shareholder:

The high yield market enjoyed an exceptional year in 1995, following upon a lackluster 1994. The market's rebound and appreciation resulted from several factors. First, interest rates declined measurably during the year; for instance, yields on the 10-year Treasury Note declined from 7.8% to 5.6%. Second, the Federal Reserve Board acted to reduce short term rates. While the reduction was modest, the message was clear that the Fed would work to preserve economic growth. Third, new flows into open-end high yield mutual funds were at a very healthy level, translating into strong demand for high yield securities.

While the absolute returns of the high yield market were strong, the relative difference in yield between high yield securities and Treasuries widened during the year. This is not surprising given that part of the bullishness in the Treasury market has been driven by perceived economic weakness. Looking forward, we would expect that the yield spread between the high yield and Treasury securities will be on average wider in 1996 than in 1995 reflecting investors' concerns about the economy. Given the potential for a weaker economy, we continue to emphasize issuers that offer improving fundamental outlooks irrespective of the broader economy, or issuers that are intent on reducing their debt or otherwise improving their balance sheets.

Total return of the Fund, based on net asset value and reinvestment of dividends, is shown below for the periods ended December 31, 1995. (We also include performance of the shares based on stock price and dividend income.) We would remind shareholders that the Fund remains highly leveraged. Leverage amplifies the Fund's returns both on the upside and on the downside: holding other factors constant, a leveraged portfolio should outperform in a strong market environment and underperform in a weak market environment. The Fund's leverage had a beneficial impact on the Fund's performance during the twelve months ended December 31, 1995. (The Fund's leverage had the reverse effect during 1994, when bond prices in general declined due to the increase in interest rates.)

                                                     Total Returns for the Periods Ended
                                                              December 31, 1995
                                                    -------------------------------------
                                                                            Three Years
                                                                          ---------------
                                                      Six        One               Avg.
                                                      Mos.       Year     Cum.    Annual
                                                     -------    -------    ----   -------
New America High Income Fund (Stock Price and
  Dividends)                                           6.5%      33.5%    68.2%    18.9%
New America High Income Fund (NAV and Dividends)      10.9       29.4     60.8     17.2
Lipper Closed-End Fund Leveraged High Yield Average    7.1       20.5     45.1     13.2

The Fund's stock closed the quarter at $4.75 per share. This price reflected a 0.8% premium to the Fund's net asset value of $4.71 per share. The Fund's monthly dividend of $0.04 ($0.48 annualized) represents a yield of 10.1% relative to the December 31, 1995 stock price; this yield is 450 basis points in excess of the 10-year Treasury rate.

The Fund remains highly diversified with debt holdings in 116 different corporate issuers. The Fund's five largest corporate holdings include issues of Fort Howard Corporation, the nation's leading producer of commercial tissue paper, Container Corporation of America, a major producer of containerboard, K & F Industries, an aircraft braking system producer, Sweetheart Cup, a leading producer of disposable food service and packaging goods, and Telefonica Argentina (US $), one of two licensed providers of basic telephone services in Argentina. The average quality of the Fund's investment portfolio was B1/B+ as of December 31, 1995, and the average effective yield, maturity and duration (all of which incorporate call expectations) of the Fund's holdings were 9.6%, 6.4 years and 4.1 years, respectively.

Thank you for your interest in The New America High Income Fund.

                                 Sincerely yours,

/s/ Catherine A. Smith           /s/ Robert F. Birch
Catherine A. Smith               Robert F. Birch
Senior Vice President            President
Wellington Management Company    The New America High Income Fund, Inc.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Dollar Amounts in Thousands)
 =============================================================================

Principal                                     Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 93.05% (e)
 --------------------------------------------------------------------
Aerospace and Defense -- 5.97%
$2,500       Howmet Corporation, Senior
              Subordinated Notes, 10%,
              12/01/03 (j)                        B3         $ 2,613
 1,250       K&F Industries, Inc., Senior
              Secured Notes, 11.875%,
              12/01/03                            B1           1,344
 4,286       K&F Industries, Inc., Senior
              Subordinated Debentures,
              13.75%, 08/01/01                    B2           4,447
 3,000       Rohr, Inc., Senior Notes,
              11.625%, 05/15/03                   Ba3          3,218
 4,245       Wyman-Gordon Company, Senior
              Notes, 10.75%, 03/15/03             B1           4,457
                                                           ---------
                                                              16,079
                                                           ---------
Automobile -- 3.17%
   500       Exide Corporation, Senior
              Notes, 10%, 04/15/05                B1             543
 1,900       Exide Corporation, Senior
              Notes, 10.75%, 12/15/02             B1           2,062
 1,000       Lear Seating Corporation,
              Senior Subordinated Notes,
              11.25%, 07/15/00                    B1           1,053
 1,500       Lear Seating Corporation,
              Subordinated Notes, 8.25%,
              02/01/02                            B2           1,470
 2,000       Penda Corp., Senior Notes,
              Series B, 10.75%, 03/01/04          B2           1,660
 1,750       Walbro Corporation, Senior
              Notes, 9.875%, 07/15/05             Ba3          1,746
                                                           ---------
                                                               8,534
                                                           ---------
Banking -- 1.41%
   500       Anchor Bancorp, Inc., Senior
              Notes, 8.9375%, 07/09/03            Ba3            518
   500       Banco Rio de la Plata S.A.,
              Class IV Negotiable
              Obligation, 8.75%, 12/15/03         B1             438
 1,250       Dime Bancorp, Senior Notes,
              10.50%, 11/15/05                    Ba3          1,375
 1,500       FirstFed Financial Corp.,
              Notes, 11.75%, 10/01/04             B2           1,463

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$3,564       WestFed Holdings, Inc., Split
              Coupon Senior Debentures,
              15.50%, 09/15/99 (a)(c)(d)          (f)        $     0
                                                           ---------
                                                               3,794
                                                           ---------
Beverages, Food and Tobacco -- .49%
 1,350       GRUMA, S.A. de C.V., Notes,
              9.75%, 03/09/98                     (f)          1,310
                                                           ---------
Buildings and Real Estate -- 4.60%
 2,500       Continental Homes Holding
              Corp., Senior Notes, 12%,
              08/01/99                            Ba3          2,700
   500       Del Webb Corporation, Senior
              Notes, 10.875%, 03/31/00            Ba3            510
 1,750       Del Webb Corporation, Senior
              Subordinated Debentures, 9%,
              02/15/06                            B2           1,663
 3,000       Domtar, Inc., Senior Notes,
              11.75%, 03/15/99                    Ba1          3,360
   475       Lone Star Industries, Inc.,
              Senior Notes, 10%, 07/31/03         (f)            480
 3,500       Toll Corp., Senior
              Subordinated Notes, 10.50%,
              03/15/02                            Ba3          3,684
                                                           ---------
                                                              12,397
                                                           ---------
Chemicals, Plastics and Rubber -- 1.75%
 1,000       General Chemical, Senior
              Subordinated Notes, 9.25%,
              08/15/03                            B2           1,005
   425       Rexene Corp., Senior Notes,
              11.75%, 12/01/04                    B1             445
 3,000       Sherritt Inc., Senior Notes,
              10.50%, 03/31/14                    B1           3,274
                                                           ---------
                                                               4,724
                                                           ---------
Containers, Packaging and Glass -- 7.37%
 2,400       Calmar Inc., Senior
              Subordinated Notes, 11.50%,
              08/15/05 (j)                        B3           2,430
 1,250       Container Corp., Guaranteed
              Senior Notes, Series B,
              10.75%, 05/01/02                    B2           1,269
 5,000       Container Corp., Senior Notes,
              9.75%, 04/01/03                     B2           4,875
 1,500       Owens Illinois, Inc., Senior
              Debentures, 11%, 12/01/03           Ba3          1,695
   500       Portola Packaging, Inc.,
              Senior Notes, 10.75%, 10/01/05      B2             518

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Continued)
(Dollar Amounts in Thousands)
 =============================================================================

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
 --------------------------------------------------------------------
$1,750       Rainy River Forest Products,
              Inc., Senior Secured Notes,
              10.75%, 10/15/01                   Ba1         $ 1,925
 2,000       Repap New Brunswick, Inc.,
              First Priority Senior Secured
              Notes, 9.875%, 07/15/00            Ba3           1,980
 1,500       Repap New Brunswick, Inc.,
              Second Priority Senior Secured
              Notes, 10.625%, 04/15/05           B2            1,470
 1,000       Repap Wisconsin, Inc., First
              Priority Senior Secured Notes,
              9.25%, 02/01/02                    B1              950
   300       Silgan Corp., Senior
              Subordinated Notes, 11.75%,
              06/15/02                           B3              321
   500       Silgan Holdings Inc., Senior
              Discount Debentures, 13.25%,
              12/15/02 (g)                       B3              473
 2,000       Stone Container Corp., Senior
              Notes, 9.875%, 02/01/01            B1            1,945
                                                           ---------
                                                              19,851
                                                           ---------
Diversified/Conglomerate Manufacturing -- 10.66%
 1,000       American Standard Inc., Senior
              Debentures, 11.375%, 05/15/04      Ba3           1,105
 3,250       American Standard Inc., Senior
              Subordinated Discount
              Debentures, 10.50%, 06/01/05
              (g)                                B1            2,787
 2,500       Bell & Howell Company, Senior
              Notes, 9.25%, 07/15/00             B1            2,563
 2,950       Bell & Howell Holdings
              Company, Series B, Senior
              Discount Debentures, 03/01/05
              (g)                                B3            1,932
 1,700       Cabot Safety Acquisition Co.,
              Senior Subordinated Notes,
              12.50%, 07/15/05                   B3            1,811
 1,500       Coltec Industries, Inc.,
              Senior Notes, 9.75%, 04/01/00      B1            1,545
 1,000       Coltec Industries, Inc.,
              Senior Subordinated Notes,
              10.25%, 04/01/02                   B3            1,028
 1,000       Day International Group, Inc.,
              Senior Subordinated Notes,
              11.125%, 06/01/05                  B3            1,020

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$3,500       Essex Group, Inc., Senior
              Notes, 10%, 05/01/03               B1          $ 3,430
 1,000       The Interlake Corporation,
              Senior Notes, 12%, 11/15/01        B2            1,010
 2,000       The Interlake Corporation,
              Senior Subordinated
              Debentures, 12.125%, 03/01/02      B3            1,900
 2,500       Overhead Door Corporation,
              Senior Notes, 12.25%, 02/01/00     B1            2,450
 2,000       Specialty Equipment Companies,
              Inc., Senior Subordinated
              Notes, 11.375%, 12/01/03           B3            2,030
 1,250       Thermadyne Holdings Corp.,
              Senior Notes, 10.25%, 05/01/02     Caa           1,244
   825       UCAR Global Enterprises Inc.
              Senior Subordinated Notes,
              12%, 01/15/05                      B2              953
   800       Westinghouse Electric
              Corporation, Notes, 8.375%,
              06/15/02                           Ba1             825
 1,025       Westinghouse Electric
              Corporation, Notes, 8.875%,
              06/01/01                           Ba1           1,085
                                                           ---------
                                                              28,718
                                                           ---------
Diversified Natural Resources, Metals and Minerals -- .35%
 1,500       Haynes Holdings, Inc.,
              Subordinated Notes, 13.50%,
              08/15/99                            Ca             938
                                                           ---------
Ecological -- .98%
 3,000       Envirosource, Inc., Senior
              Notes, 9.75%, 06/15/03              B3           2,640
                                                           ---------
Electronics -- .83%
 2,250       Digital Equipment Corp.,
              Debentures, 7.75%, 04/01/23         Ba1          2,238
                                                           ---------
Farming and Agriculture -- 2.98%
   500       Agriculture Minerals And
              Chemicals, Senior Notes,
              10.75%, 09/30/03                    Ba3            553
 3,500       Arcadian Partners, L.P.,
              Senior Notes, Series B,
              10.75%, 05/01/05                    B2           3,868
 3,500       PMI Acquisition Corp., Senior
              Subordinated Notes, 10.25%,
              09/01/03                            B2           3,596
                                                           ---------
                                                               8,017
                                                           ---------

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Continued)
(Dollar Amounts in Thousands)
 =============================================================================

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
 --------------------------------------------------------------------
Finance -- .60%
$1,750       Imperial Credit Industries,
              Inc., Senior Notes, 9.75%,
              01/15/04                            B1         $ 1,610
                                                           ---------
Grocery -- 1.63%
 4,000       Big V Supermarkets, Inc.
              Senior Subordinated Notes,
              Series B, 11%, 02/15/04             B3           3,240
   750       Dominicks Finer Foods, Inc.,
              Senior Subordinated Notes,
              10.875%, 05/01/05                   B3             797
   500       Eagle Food Centers, Inc.,
              Senior Notes, 8.625%, 04/15/00      B1             343
                                                           ---------
                                                               4,380
                                                           ---------
Healthcare, Education and Childcare -- 3.40%
 2,000       Kindercare Learning Centers,
              Inc., Senior Subordinated
              Notes, 10.375%, 06/01/01            Ba3          2,110
   500       Manor Care, Inc., Senior
              Subordinated Notes, 9.50%,
              11/15/02                            Ba2            540
 3,500       OrNda HealthCorp, Senior
              Subordinated Notes, 11.375%,
              08/15/04                            B2           3,938
   500       Quorum Health Group, Inc.,
              Senior Subordinated Notes,
              8.75%, 11/1/05                      B1             518
   650       Tenet Healthcare Corp., Senior
              Notes, 9.625%, 09/01/02             Ba2            715
 1,200       Tenet Healthcare Corp., Senior
              Subordinated Notes, 10.125%,
              03/01/05                            Ba3          1,335
                                                           ---------
                                                               9,156
                                                           ---------
Hotels, Motels, Inns and Gaming -- 2.89%
 2,000       GB Property Funding Corp.,
              First Mortgage Notes, 10.875%,
              01/15/04                            B2           1,755
 1,000       Harrah's Operating Inc.,
              Senior Subordinated Notes,
              10.875%, 4/15/02                    Ba3          1,075
 1,500       John Q. Hammons Hotels, L.P.
              First Mortgage Notes, 8.875%,
              02/15/04                            B1           1,485

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$2,500       La Quinta Inns, Senior
              Subordinated Notes, 9.25%,
              05/15/03                            Ba3        $ 2,650
   825       Red Roof Inns, Inc., Senior
              Notes, 9.625%, 12/15/03             B3             809
                                                           ---------
                                                               7,774
                                                           ---------
Machinery -- .21%
   525       Idex Corporation, Senior
              Subordinated Notes, 9.75%,
              09/15/02                            Ba3            557
                                                           ---------
Mining, Steel, Iron, Non-Precious Metals -- 8.12%
 2,500       AK Steel Corporation, Senior
              Notes, 10.75%, 04/01/04             Ba3          2,775
 4,500       Armco Inc., Senior Notes,
              9.375%, 11/01/00                    B2           4,455
 3,250       Bethlehem Steel Corporation,
              Senior Notes, 10.375%,
              09/01/03                            B1           3,429
 2,500       Great Lakes Carbon Corp.,
              Senior Secured Note, 10%,
              01/01/06                            Ba3          2,563
   850       GS Technologies Operating Co.,
              Inc., Senior Notes, 12.25%,
              10/01/05                            B2             847
 1,075       Kaiser Aluminum & Chemical
              Corporation, Senior Notes,
              9.875%, 02/15/02                    B1           1,105
 1,000       Magma Copper Company, Senior
              Subordinated Notes, 12%,
              12/15/01                            Ba3          1,114
 1,000       Northwestern Steel & Wire
              Company, Senior Notes, 9.50%,
              06/15/01                            B1             985
 1,750       Weirton Steel Corporation,
              Senior Notes, 10.875%,
              10/15/99                            B2           1,750
 3,000       Wheeling-Pittsburgh
              Corporation, Senior Notes,
              9.375%, 11/15/03                    B1           2,835
                                                           ---------
                                                              21,858
                                                           ---------
Oil and Gas -- 4.99%
 2,500       Energy Ventures, Inc., Senior
              Notes, 10.25%, 03/15/04             B1           2,650
   500       Global Marine Inc., Senior
              Notes, 12.75%, 12/15/99             B1             553
 1,800       Oryx Energy Company, Notes,
              8.125%, 10/15/05                    Ba3          1,852

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Continued)
(Dollar Amounts in Thousands)
 =============================================================================

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
 --------------------------------------------------------------------
$1,000       Plains Resources Inc., Senior
              Subordinated Notes, 12%,
              10/01/99                            B3         $ 1,038
 3,000       Santa Fe Energy Resources,
              Inc., Senior Subordinated
              Debentures, 11%, 05/15/04           B1           3,270
 3,000       Seagull Energy Corp., Senior
              Subordinated Notes, 8.625%,
              08/01/05                            B2           2,910
 1,200       Transportadora de Gas del Sur
              S.A., Medium Term Note, 7.75%,
              12/23/98                            (f)          1,155
                                                           ---------
                                                              13,428
                                                           ---------
Personal Transportation -- .37%
 5,000       Braniff, Inc., Senior Reset
              Notes, 15%, 04/01/99
              (a)(b)(c)(d)                        (f)              0
 1,065       US Air, 1993-A Pass Through
              Trusts, 10.375%, 03/01/13           B1             991
                                                           ---------
                                                                 991
                                                           ---------
Personal and Non-Durable Consumer Products -- 6.54%
 1,200       American Safety Razor Company,
              Series B, Senior Notes,
              9.875%, 08/01/05                    B1           1,221
   400       Fort Howard Corp., Senior
              Notes, 8.25%, 02/01/02              B1             390
 5,000       Fort Howard Corp., Senior
              Notes, 9.25%, 03/15/01              B1           5,075
 1,000       Fort Howard Corp., Senior
              Subordinated Notes, 9%,
              02/01/06                            B2             980
 3,000       Jordan Industries, Inc.,
              Senior Notes, 10.375%,
              08/01/03                            B3           2,670
 5,000       Sweetheart Cup, Inc.,
              Guaranteed Senior Subordinated
              Notes, 10.50%, 09/01/03             B2           5,038
 2,250       Westpoint Stevens, Inc.,
              Senior Notes, 8.75%, 12/15/01       B1           2,250
                                                           ---------
                                                              17,624
                                                           ---------
Printing, Publishing and Broadcasting -- 7.73%
 2,500       EZ Communications, Inc.,
              Senior Subordinated Notes,
              9.75%, 12/01/05                     B2           2,513

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$1,000       Granite Broadcasting
              Corporation, Senior
              Subordinated Debentures,
              12.75%, 09/01/02                    B3         $ 1,110
 1,500       Granite Broadcasting
              Corporation, Senior
              Subordinated Notes, Series B,
              10.375%, 05/15/05                   B3           1,538
 1,050       Graphic Controls Corporation,
              Senior Subordinated Notes,
              12%, 09/15/05 (j)                   B3           1,087
 2,150       Heritage Media Services, Inc.,
              Senior Secured Notes, 11%,
              06/15/02                            Ba3          2,284
 1,000       Infinity Broadcasting
              Corporation, Senior
              Subordinated Notes, 10.375%,
              03/15/02                            Ba3          1,075
   825       S F X Broadcasting, Inc.,
              Senior Subordinated Notes,
              11.375%, 10/01/00                   B2             872
   500       Time Warner Inc., Debentures,
              9.125%, 01/15/13                    Ba1            564
 1,500       Turner Broadcasting System,
              Inc., Senior Debentures,
              8.40%, 02/01/24                     Ba2          1,500
 1,000       Turner Broadcasting System,
              Inc., Senior Notes, 7.40%,
              02/01/04                            Ba2          1,011
 1,150       S.D. Warren Company, Senior
              Subordinated Notes, Series B,
              12%, 12/15/04                       B1           1,268
 1,500       World Color Press, Senior
              Subordinated Notes, 9.125%,
              03/15/03                            B1           1,545
 3,500       Young Broadcasting, Inc.,
              Guaranteed Senior Subordinated
              Notes, 11.75%, 11/15/04             B2           3,920
   500       Young Broadcasting, Inc.,
              Senior Subordinated Notes,
              10.125%, 02/15/05                   B2             528
                                                           ---------
                                                              20,815
                                                           ---------
Retail Stores -- .57%
 2,000       Payless Cashways, Inc., Senior
              Subordinated Notes, 9.125%,
              04/15/03                            Ba3          1,540

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Continued)
(Dollar Amounts in Thousands)
 =============================================================================

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- continued
 --------------------------------------------------------------------
Telecommunications -- 11.20%
$1,000       Cablevision Industries
              Corporation, Senior
              Debentures, Series B, 9.25%,
              04/01/08                            B1         $ 1,070
 1,000       Cablevision Systems
              Corporation, Senior
              Subordinated Debentures,
              10.75%, 04/01/04                    B3           1,055
 2,250       Cablevision Systems
              Corporation, Senior
              Subordinated Notes, 9.25%,
              11/01/05                            B3           2,331
 1,500       Comcast Corporation, Senior
              Subordinated Debentures,
              9.125%, 10/15/06                    B1           1,564
   850       Comcast Corporation, Senior
              Subordinated Debentures,
              9.375%, 05/15/05                    B1             899
 1,500       Continental Cablevision, Inc.,
              Senior Debentures, 9%,
              09/01/08                            Ba2          1,575
   650       Continental Cablevision Inc.,
              Senior Notes, 8.30%, 05/15/06
              (j)                                 Ba2            652
 1,115       Continental Cablevision, Inc.
              Senior Subordinated
              Debentures, 11%, 06/01/07           B1           1,246
   750       Marcus Cable Company, L.P.,
              Senior Discount Notes, 14.25%,
              12/15/05 (g)                        Caa            510
   500       Marcus Cable Operating Company
              L.P., Senior Subordinated
              Guaranteed Discount Notes,
              13.50%, 08/01/04 (g)                B3             376
 2,750       MobileMedia Communications,
              Inc., Senior Subordinated
              Notes, 9.375%, 11/01/07             B3           2,833
   525       Paging Network, Inc., Senior
              Subordinated Notes, 10.125%,
              8/1/07                              B2             568
 1,500       Paging Network, Inc., Senior
              Subordinated Notes, 11.75%,
              05/15/02                            B2           1,658
 2,000       Rogers Cablesystems Limited,
              Senior Secured Second Priority
              Debentures, 9.65%, 01/15/14
              (i)                                 Ba3          1,278

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$1,000       Rogers Cantel Mobile Inc.,
              Senior Subordinated Guaranteed
              Notes, 11.125%, 07/15/02            B2        $  1,073
 3,000       Telecommunications, Inc.,
              Senior Debentures, 9.25%,
              01/15/23                            Baa3         3,275
 4,500       Telefonica de Argentina,
              Notes, 11.875%, 11/01/04            B1           4,545
 3,500       Videotron Limited, Senior
              Subordinated Notes, 10.25%,
              10/15/02                            Ba3          3,666
                                                           ---------
                                                              30,174
                                                           ---------
Textiles and Leather -- .27%
   750       Dominion Textile (USA) Inc.,
              Guaranteed Senior Notes,
              8.875%, 11/01/03                    Ba3            728
                                                           ---------
Utilities -- 3.97%
 1,925       Cleveland Electric
              Illuminating Company, First
              Mortgage Bonds, Series B,
              9.50%, 05/15/05                     Ba2          1,992
 2,000       Long Island Lighting Company,
              Debentures, 8.90%, 07/15/19         Ba1          2,019
 1,550       Midland Funding, Subordinated
              Secured Lease Obligation
              Bonds, 11.75%, 07/23/05             B2           1,624
 2,000       Niagara Mohawk Power
              Corporation, First Mortgage
              Bonds, 6.625%, 07/01/05             Ba1          1,791
 3,000       Texas-New Mexico Power
              Company, Secured Debentures,
              10.75%, 09/15/03                    B1           3,274
                                                           ---------
                                                              10,700
                                                           ---------
             Total Corporate Debt
              Securities (Total cost of
              $246,247)                                     $250,575
                                                           ---------
Sovereigns -- 1.63% (e)
   796       Federal Republic of Brazil,
              Capitalization Bonds, 8%,
              04/15/14                            (f)            457
 2,500       Federal Republic of Brazil,
              Bonds, 6%, 09/15/13                 (f)          1,388
 2,000       Republic of Argentina, Bonds,
              8.375%, 12/20/03                    B1           1,685
   500       Republic of Argentina, Par
              Bonds, 5%, 03/31/23 (j)             B2             286

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
Schedule of Investments -- December 31, 1995 (Continued)
(Dollar Amounts in Thousands)
 =============================================================================

Principal                                      Moody's       Value
Amount                                         Rating     (Note 1(a))
 --------------------------------------------------------------------
$1,000       The Republic of Argentina, Par
              Bonds, 5.00%, 03/31/23             B2      $      573
                                                           ---------
             Total Government Obligations
              (Foreign) (Total cost of
              $4,074)                                    $    4,389
                                                           ---------
Shares
 --------------------------------------------------------------------
PREFERRED STOCK -- .29% (e)
 --------------------------------------------------------------------
Banking -- .09%
 2,200       California Federal Bank,
              Noncumulative Perpetual
              Preferred Stock, Series B,
              10.625%                                        $  238
62,935       WestFed Holdings, Inc.,
              Senior, 15.50% (a)(d)(h)                            0
                                                           ---------
                                                                238
                                                           ---------
Diversified/Conglomerate Manufacturing -- .20%
21,528       BCP/Essex Holdings Inc.,
              Cumulative Redeemable
              Exchangeable Preferred Stock,
              Series B, 15%                                      544
                                                           ---------
             Total Preferred Stock
              (Total cost of $5,689)                          $  782
                                                           ---------

 --------------------------------------------------------------------
COMMON STOCK -- .03% (e)
 --------------------------------------------------------------------
17,431       Haynes Acquisition Corp.
              (b)(h)                                          $    4
42,222       Triangle Wire & Cable, Inc.
              (b)(h)                                              84
27,474       WestFed Holdings, Inc., Series
              B (a)(d)(h)                                          0
                                                           ---------
             Total Common Stock
              (Total cost of $618)                            $   88
                                                           ---------
Units
 --------------------------------------------------------------------
PARTNERSHIP AND TRUST INTEREST -- .00% (e)
 --------------------------------------------------------------------
   135       The DBL Liquidating Trust
              Agreement, Class A                              $    1
 1,000       Thompson Capital Partners,
              L.P. (b)(d)(h)                                       0
                                                           ---------
             Total Partnership And Trust
              Interest (Total Cost of $440)                   $    1
                                                           ---------

Principal                                                    Value
Amount                                                    (Note 1(a))
 --------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.48% (e)
 --------------------------------------------------------------------
 6,679       Aubrey Lanston
              Repurchase Agreement, 5.90%,
              01/02/96, (Collateral U.S.
              Treasury Notes, 8.25%,
              7/15/98, $6,160,000 principal)                $  6,679
                                                           ---------
             Total Short-Term Investments
               (Total cost of $6,679)                       $  6,679
                                                           ---------
Total Investments (Total cost of $263,747)                  $262,514
                                                           =========

(a) Denotes issuer is in bankruptcy proceedings.

(b) Restricted as to public resale. At the date of acquisition, these securities were valued at cost. The total value of restricted securities owned at December 31, 1995 was $88 or .03% of total assets.

(c) Nonincome producing security which is on nonaccrual and which has defaulted on interest payments.

(d) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 1995 was $0.

(e) Percentages indicated are based on total assets of $269,299.

(f) Not rated.

(g) Security is a step interest bond. Interest on this bond accrues based upon the effective interest rate.

(h) Nonincome producing.

(i) Bond's par value and coupon rate are denominated in a foreign currency. Market value is in US Dollars based on the Canadian Dollar Foreign exchange rate at December 31, 1995.

(j) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1-a of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $7,068 as of December 31, 1995.

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Balance Sheet
December 31, 1995
 =============================================================================

Assets (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value
  (Identified cost of $263,747, see Schedule
  of Investments and Notes 1 and 2)               $ 262,514
RECEIVABLES:
 Investment securities sold                             192
 Interest and dividends                               6,534
OTHER ASSETS                                             28
PREPAID EXPENSES                                         31
                                                    --------
  Total assets                                    $ 269,299
                                                    --------
Liabilities
PAYABLES:
 Investment securities purchased                  $     648
 Dividend payable on common stock                     2,216
 Other payables (Note 11)                             1,340
ACCRUED EXPENSES (Note 3)                               272
                                                    --------
  Total liabilities                               $   4,476
                                                    --------
Net Assets
AUCTION TERM PREFERRED STOCK:
 $1.00 par value, 1,000,000 shares authorized,
   2,000 shares issued and outstanding,
   liquidation preference of $50,000 per share
   (Notes 4, 5, and 6)                            $ 100,000
                                                    --------
COMMON STOCK:
 $0.01 par value, 200,000,000 shares
  authorized,  34,977,965 shares issued and
  outstanding                                     $     350
CAPITAL IN EXCESS OF PAR VALUE                      266,760
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
  INVESTMENT INCOME (Note 2)                           (851)
ACCUMULATED NET REALIZED LOSS FROM SECURITIES
  TRANSACTIONS (Note 2)                            (100,203)
NET UNREALIZED DEPRECIATION ON INVESTMENTS           (1,233)
                                                    --------
 Net assets applicable to Common Stock
   (Equivalent to $4.71 per share, based on
   34,977,965 shares outstanding)                 $ 164,823
                                                    --------
Total Net Assets                                  $ 264,823
                                                    ========

 -----------------------------------------------------------------------------
Statement of Operations
For the Year Ended
December 31, 1995
 =============================================================================

Investment Income: (Note 1) (Dollars in thousands, except per share amounts)
 Interest income                                        $ 26,267
 Dividend income                                              74
 Other Income                                                156
                                                          -------
  Total investment income                               $ 26,497
                                                          -------
Expenses:
Cost of Leverage:
 Preferred and auction fees                             $    276
                                                          -------
  Total cost of leverage                                $    276
                                                          -------
Professional services expenses:
 Management fees (Note 3)                               $    782
 Custodian and transfer agent fees                           225
 Legal fees                                                   72
 Litigation fees (Note 11)                                   549
 Audit fees                                                   66
                                                          -------
  Total professional services expenses                  $  1,694
                                                          -------
Administrative expenses:
 General administrative fees                            $    204
 Directors' fees                                             180
 Miscellaneous expenses                                       91
                                                          -------
  Total administrative expenses                         $    475
                                                          -------
Other expense:
 Litigation settlement expense (Note 11)                $  1,250
                                                          -------
  Total expenses                                        $  3,695
                                                          -------
  Net investment income                                 $ 22,802
                                                          -------
Realized and Unrealized Gain on Investments:
 Realized gain on investments, net                      $    565
 Change in net unrealized depreciation on
  investments                                             21,138
                                                          -------
  Net gain on investments                               $ 21,703
                                                          -------
  Net increase in net assets resulting from
  operations                                            $ 44,505
                                                          -------
Cost of Preferred Leverage:
 Distributions to preferred stockholders                $ (6,252)
 Net swap settlement receipts (Note 7)                       464
                                                          -------
  Total cost of preferred leverage                      $ (5,788)
                                                          -------
 Net increase in net assets resulting from
  operations less distributions to preferred
  stockholders                                          $ 38,717
                                                          =======
 ----------------------------------------------------------------
Amount Available for Distribution to Common Stockholders
 Net investment income                                  $ 22,802
  Total cost of preferred leverage                        (5,788)
                                                          -------
  Net amount available for distribution to common
   stockholders                                         $ 17,014
                                                         =======

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Statements of Changes in Net Assets
 =============================================================================

                                                                                         For the Year Ended
                                                                                            December 31,
                                                                                         1995         1994
                                                                                        --------   ----------
From Operations: (Dollars in thousands, except per share amounts)
 Net investment income                                                                 $ 22,802     $ 20,982
 Realized gain (loss) on investments                                                        565       (2,003)
 Change in net unrealized depreciation on investments                                    21,138      (21,856)
                                                                                          ------     --------
  Net increase (decrease) in net assets resulting from operations                      $ 44,505     $ (2,877)
                                                                                          ------     --------
From Fund Share Transactions:
 Proceeds from sale of Auction Term Preferred Stock (2,000 shares),
  net of $1,836,000 of offering costs and sales load                                   $  --        $ 98,164
 Proceeds from rights offering (8,568,097 shares), net of $603,000 of offering
  costs                                                                                   --          34,784
 Redemption of Taxable Auction Rate Preferred Stock                                       --         (35,000)
 Net asset value of 705,577 shares and 336,363 shares issued to common
  shareholders for reinvestment of dividends in 1995 and 1994, respectively               3,230        1,637
                                                                                          ------     --------
  Increase in net assets resulting from fund share transactions                        $  3,230     $ 99,585
                                                                                          ------     --------
Distributions to Stockholders:
 Preferred dividends ($3,126 and $2,288 per share, respectively)                       $ (6,252)    $ (4,529)
 Net swap settlement receipts                                                               464         (432)
 Common Dividends:
  From net investment income ($.50 and $.53 per share, respectively)                    (17,410)     (15,830)
  In excess of net investment income ($.04 and $0 per share, respectively)               (1,304)       --
                                                                                          ------     --------
  Decrease in net assets resulting from distributions to stockholders                  $(24,502)    $(20,791)
                                                                                          ------     --------
Total net increase in net assets                                                       $ 23,233     $ 75,917
                                                                                          ------     --------
Net Assets Applicable to Common and Preferred Stock:
 Beginning of period                                                                   $241,590     $165,673
                                                                                          ------     --------
 End of period (Including $(851) and $396 of undistributed net investment
  income at December 31, 1995 and December 31, 1994, respectively)                     $264,823     $241,590
                                                                                          ======     ========

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------
Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period
 =============================================================================

                                                                                                           For the Period From
                                                                                                            February 26, 1988
                                                                                                              (Commencement
                                                          For the Years Ended December 31,                  of Operations) to
                                          1995   1994 (c)    1993    1992 (a)   1991    1990      1989      December 31, 1988
                                          -----  --------   -----    --------  -----  -------   -------    -------------------
NET ASSET VALUE:
   Beginning of period                  $ 4.13   $  5.15   $ 4.32    $ 3.79   $ 3.42  $  6.23   $  8.60          $ 9.25
                                        -------  -------   ------    ------   ------  -------   -------          ------
NET INVESTMENT INCOME                      .67       .72#     .59       .57      .65      .92      1.54            1.42
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS              .62      (.82)#    .89       .57      .38    (2.82)    (2.26)           (.66)
                                        -------  -------   ------    ------   ------  -------   -------          ------
  TOTAL FROM INVESTMENT
     OPERATIONS                           1.29      (.10)    1.48      1.14     1.03    (1.90)     (.72)            .76
                                        -------  -------   ------    ------   ------  -------   -------          ------
DISTRIBUTIONS:
 Dividends from net investment
    income:
    To preferred stockholders
     (including swap settlement
     payments)                            (.17)     (.17)    (.05)     (.06)    (.10)    (.16)     (.30)           (.23)
  To common stockholders                  (.50)     (.53)    (.53)     (.55)    (.56)    (.75)    (1.25)          (1.18)
 Dividends in excess of net
  investment income:
    To common stockholders                (.04)       --     (.07)       --       --       --        --              --
 Returns of capital:
    To common stockholders                  --        --       --        --       --       --      (.10)             --
                                        -------  -------   ------    ------   ------  -------   -------          ------
  TOTAL DISTRIBUTIONS                     (.71)     (.70)    (.65)     (.61)    (.66)    (.91)    (1.65)          (1.41)
                                        -------  -------   ------    ------   ------  -------   -------          ------
Effect of rights offering and related
  expenses; and Auction Term
  Preferred Stock offering costs and
  sales load                                --      (.22)      --        --       --       --        --              --
                                        -------  -------   ------    ------   ------  -------   -------          ------
NET ASSET VALUE:
 End of period                          $ 4.71   $  4.13   $ 5.15    $ 4.32   $ 3.79  $  3.42   $  6.23          $ 8.60
                                        =======  =======   ======    ======   ======  =======   =======          ======
PER SHARE MARKET VALUE:
 End of period                          $ 4.75   $  4.00   $ 5.13    $ 4.13   $ 3.63  $  2.50   $  5.88          $10.00
                                        =======  =======   ======    ======   ======  =======   =======          ======
TOTAL INVESTMENT RETURN+                 33.50%   (11.88)%  40.08%    29.70%   70.77%  (47.94)%  (30.04)%         13.28%
                                        =======  =======   ======    ======   ======  =======   =======          ======

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------
Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (continued)
 =============================================================================

                                                                                                               For the Period From
                                                                                                                February 26, 1988
                                                                                                                 (Commencement
                                                            For the Years Ended December 31,                    of Operations) to
                                          1995    1994 (c)     1993     1992 (a)    1991       1990      1989   December 31, 1988
                                          -----   --------     ----     --------    ----       ----      ----  -------------------
NET ASSETS, END OF PERIOD,
   APPLICABLE TO COMMON
    STOCK (b)                           $164,823  $141,590   $130,673   $107,897  $ 93,227   $ 83,813   $152,156     $202,363
                                        ========  ========   ========   ========  ========   ========   ========     ========
NET ASSETS, END OF PERIOD,
   APPLICABLE TO PREFERRED
    STOCK (b)                           $100,000  $100,000   $ 35,000   $ 35,000  $ 35,000   $ 35,000   $ 58,500     $ 79,000
                                        ========  ========   ========   ========  ========   ========   ========     ========
TOTAL NET ASSETS, END OF
   PERIOD (b)                           $264,823  $241,590   $165,673   $142,897  $128,227   $118,813   $210,656     $281,363
                                        ========  ========   ========   ========  ========   ========   ========     ========
EXPENSE RATIOS
 Ratio of interest expense to average
    net assets**                              --       .01%      1.42%      2.95%    3.25%       4.17%      3.56%        3.29%*
 Ratio of preferred and other debt
    expenses to average net assets**         .11%      .13%       .40%       .65%     .78%        .62%       .24%         .23%*
 Ratio of operating expenses to
    average net assets**                     .84%      .75%      1.56%      1.22%    1.19%       1.10%       .69%         .70%*
 Ratio of litigation settlement
  expense to average net assets**            .49%       --         --         --       --          --         --           --
                                        --------  --------   --------   --------  --------   --------   --------     --------
RATIO OF TOTAL EXPENSES TO
   AVERAGE NET ASSETS**                     1.44%      .89%      3.38%      4.82%    5.22%       5.89%      4.49%        4.22%*
                                        ========  ========   ========   ========  ========   ========   ========     ========
RATIO OF NET INVESTMENT
   INCOME TO  AVERAGE NET ASSETS**          8.90%     9.06%      9.21%     10.09%   12.62%      14.50%     14.48%       13.56%*
PORTFOLIO TURNOVER RATE                    62.66%    58.56%     85.76%    129.86%  121.15%      49.98%     65.39%      149.00%*

(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, the Fund was advised by Ostrander Capital Management, L.P.
(b) Dollars in thousands.
(c) As discussed in Note 4 and Note 5, the Fund entered into a refinancing transaction on January 4, 1994 and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
  * Annualized.
 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including swap settlement payments) to preferred stockholders.
  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 rights offering.
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

                                    The accompanying notes are an
                             integral part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Information Regarding
Senior Securities
 =============================================================================

                                                                      As of December 31,
                                           1995             1994             1993            1992             1991
                                       -------------   -------------    -------------    -------------   -------------
TOTAL AMOUNT
  OUTSTANDING
 Notes                                 $         --     $         --     $        --      $45,490,000      $45,490,000
 Preferred Stock                        100,000,000      100,000,000      35,000,000       35,000,000       35,000,000
 Short-term Loan                            --               --           45,000,000           --               --
ASSET COVERAGE
 Per Note (1)                          $         --     $         --     $        --      $     4,141      $     3,819
 Per Preferred Stock Share (2)              132,411          120,795         473,351          408,277          366,363
 Per $1,000 of Short-term Loan (1)               --               --           4,682               --               --
INVOLUNTARY
  LIQUIDATION
 PREFERENCE
   Preferred Stock Share               $     50,000     $     50,000     $   100,000      $   100,000      $   100,000
APPROXIMATE
  MARKET VALUE
   (UNAUDITED)
   Per Note                            $         --     $         --     $        --      $     1,000      $     1,000
   Per Preferred Stock Share                 50,000           50,000         100,000          100,000          100,000
   Per $1,000 of Short-term Loan                 --               --           1,000               --               --

                                                     As of December 31,
                                           1990             1989             1988
                                       -------------   -------------    -------------
TOTAL AMOUNT
  OUTSTANDING
 Notes                                  $47,990,000      $96,100,000     $105,000,000
 Preferred Stock                         35,000,000       58,500,000       79,000,000
 Short-term Loan                                 --               --               --
ASSET COVERAGE
 Per Note (1)                           $     3,476      $     3,192     $      3,680
 Per Preferred Stock Share (2)              339,466          360,096          356,156
 Per $1,000 of Short-term Loan (1)               --               --               --
INVOLUNTARY
  LIQUIDATION
 PREFERENCE
   Preferred Stock Share                $   100,000      $   100,000     $    100,000
APPROXIMATE
  MARKET VALUE
   (UNAUDITED)
   Per Note                             $     1,000      $     1,000     $      1,000
   Per Preferred Stock Share                100,000          100,000          100,000
   Per $1,000 of Short-term Loan                 --               --               --

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amounts by the number of Notes outstanding.
(2) Calculated by subtracting the Fund's total liabilities (including the Notes but not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

                    The accompanying notes are an integral
                     part of these financial statements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Notes to Financial Statements
December 31, 1995
 =============================================================================
(1) Significant Accounting and Other Policies

   The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987, and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

   The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

   See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

   The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

   (a) Valuation of Investments--Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Independent pricing services also provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Other investments, with a cost of $11,358,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors. Investments for which market quotations are readily available are stated at market value, which is determined by using the mean of the most recently quoted bid and asked prices provided by a principal market maker. Short-term investments having maturities of 60 days or less are stated at amortized cost which approximates market value.

   (b) Interest and Dividend Income--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

   (c) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Notes to Financial Statements--Continued
December 31, 1995
 =============================================================================
investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) Tax Matters and Distributions

   At December 31, 1995, the total cost of securities (excluding temporary cash investments) for federal income tax purposes was approximately $257,068,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was $12,146,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was $13,379,000. Net unrealized loss for tax purposes at December 31, 1995 was approximately $1,233,000.

   At December 31, 1995, the Fund had capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:

  Carryover Available       Expiration Date
----------------------    --------------------
$  6,840,923                December 31, 1997
  56,935,249                December 31, 1998
  34,425,546                December 31, 1999
   2,226,638                December 31, 2002
------------
$100,428,356
============

   To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

   Distributions on Common Stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date, and declares and distributes income dividends monthly.

   In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 1995, the Fund has reclassified $453,436 related to amortization of market discounts on corporate bonds from accumulated net realized loss from securities transactions to undistributed net investment income.

   The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds and the recognition of interest income on corporate bonds that have defaulted on their interest payments.

(3) Investment Advisory Agreement

   Wellington Management Company, the Fund's Investment Advisor, earned approximately $782,000 in management fees during the year ended December 31, 1995. Management fees paid by the Fund to Wellington are calculated at .50 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($164.8 million at December 31, 1995). At December 31, 1995, the fee payable to the Investment Advisor was approximately $70,000, which was included in accrued expenses on the accompanying balance sheet.

(4) Repayment of Term Loan and Redemption of Taxable Auction Rate Preferred Stock (TARPS)

   The Fund completed a refinancing transaction on January 4, 1994, whereby the Fund's existing senior securities were redeemed with the proceeds of the offering of $100,000,000 of Auction Term Preferred Stock (ATP) Series A and B (see Note 5). Accordingly, as of January 4, 1994, the Fund's Broker Dealer agreement with Bear Stearns for auctions on the TARPS was canceled, as was the Surety Bond covering the TARPS.

   In connection with the above refinancing, the Fund repaid the $45,000,000 term loan with The First National Bank of Boston (FNBB) in full, plus accrued interest through January 4, 1994. The Fund also

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Notes to Financial Statements-Continued
December 31, 1995
 =============================================================================
redeemed the 350 shares of TARPS outstanding at December 31, 1993 for approximately $35,094,000, including payment of accumulated and unpaid dividends thereon through January 4, 1994.

(5) Auction Term Preferred Stock (ATP)

   On January 4, 1994, the Fund issued 1,200 shares of Series A ATP and 800 shares of Series B ATP. The underwriting discount of $1,500,000 and offering expenses of $336,000 associated with the ATP offering were recorded as a reduction of the capital in excess of par value on Common Stock. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.90% to 7.00% for the year ended December 31, 1995. The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $50,000 per share, plus accumulated and unpaid dividends. The ATP has a liquidation preference of $50,000 plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP, under the Fund's Charter and the 1940 Act.

(6) ATP Auction-Related Matters

   Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

   After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $250,000 for service charges earned by Bear Stearns through December 31, 1995. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(7) Interest Rate Swap

   On February 3, 1994, the Fund entered into an interest rate swap transaction with FNBB for the purpose of partially hedging its dividend payment obligations with respect to the ATP through February 7, 1999. Under the terms of the interest rate swap agreement, the Fund makes fixed payments to FNBB at the rate of 5.25% per annum on the notional amount of the interest rate swap ($65 million) and receives a variable payment from FNBB equivalent to the 30 day, AA rated commercial paper rate in respect of such notional amounts. Interest rates on the 30 day AA rated commercial paper ranged from 5.83% to 6.11% for the year ended December 31, 1995. The interest rate swap agreement was effective on February 7, 1994 and terminates on February 7, 1999.

   The Fund follows hedge accounting (off balance sheet) with respect to the swap agreement and settles the net amount receivable or payable from each party every 30 days. For the year ended December 31, 1995 the Fund's obligation under the swap agreement was less than the amount receivable from FNBB by $464,000, and is included in the accompanying statement of operations.

   The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Notes to Financial Statements-Continued
December 31, 1995
 =============================================================================
nonperformance by counterparties are substantially smaller. The estimated fair value of the interest rate swap agreement at December 31, 1995 amounted to approximately $(54,000) unrealized loss. This value is not included in total net assets.

(8) Repurchase Agreements

   At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

   The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(9) Purchase and Sales of Securities

   Purchases and proceeds of sales or maturities of long term securities during the year ended December 31, 1995 were as follows:
Purchases of securities   $154,406,000
Sales of securities       $152,378,000

(10) Certain Transactions

   A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $55,000, for the year ended December 31, 1995. The Fund paid approximately $125,000 during the year ended December 31, 1995 to two officers of the Fund for the provision of certain administrative services.

(11) Litigation Settlement

   On January 8, 1992, the United States District Court for the District of Massachusetts dismissed, in their entirety, four separate actions filed in each case against the Fund, its former Investment Advisor, certain of its officers, its directors, and certain other parties. The actions purported to be class actions on behalf of the named plaintiffs and other persons allegedly similarly situated who purchased Common Stock of the Fund within a specified period. The actions alleged that the Fund and the other defendants, including the Fund's underwriters, in connection with its February 1988 public offering, violated certain federal securities laws by reason of their alleged failure to adequately disclose material facts in the Fund's prospectus and/or other documents published by the Fund. Plaintiffs were granted leave to amend their complaint limited to certain disclosure obligations under the Securities Act of 1933, and did so. All of the defendants, including the Fund, jointly moved for summary judgment on July 8, 1992. By memorandum and order dated August 26, 1993, the court granted the defendants' motion for summary judgment in favor of all defendants on all claims and entered judgment for defendants on August 27, 1993, and the plaintiffs appealed. On September 28, 1994, the United States Court of Appeals for the First Circuit issued an opinion affirming the decision of the district court in part and reversing it in part. The Court held that the district court properly entered summary judgment for the defendants as to all disclosure issues except one. It reversed the district court's decision with respect to that one issue and remanded the case for further proceedings. The one remaining issue is whether it was misleading to purchasers in the initial public offering for the original prospectus to include certain statistics regarding the average performance of the high yield bond market for a ten year period without also including different statistics, alleged by the plaintiffs to exist and to be material, for the six year period prior to the offering. The defendants jointly moved for summary judgment on this remaining issue on March 31, 1995.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Notes to Financial Statements-Continued
December 31, 1995
 =============================================================================

   On November 16, 1995, the parties executed a Stipulation and Agreement of Compromise, Settlement and Release providing for the settlement of the action. Pursuant to the parties' agreement, the defendants will create a Settlement Fund amounting in the aggregate to $2,500,000 for distribution, after deduction of certain fees and expenses, to a class consisting of all persons who purchased shares of the Fund's common stock between February 19, 1988 and March 26, 1990, other than the defendants. The Fund will contribute $1,250,000 to the Settlement Fund, and the balance will be contributed by certain of the underwriters of the Fund's initial public offering. In addition, the Fund will contribute $7,500 to a Notice and Administration Fund, to be used for mailing notice to class members and other administrative purposes. The settlement is subject to the approval of the Court, which has set April 1, 1996 as the date for a hearing at which it will consider final approval of the settlement.

   If the settlement is approved by the Court and becomes effective in accordance with its terms, the Company will also release, and receive a reciprocal release from, the other defendants to the litigation.

   The Fund has established a reserve for its share of the Settlement Fund and has charged $1,250,000 to operations for the year ended December 31, 1995.

(12) Rights Offering

   The Fund issued to stockholders of record as of the close of business on June 14, 1994, rights to subscribe for an aggregate of 8,600,000 shares of common stock, $.01 par value per share, of the Fund. One right was issued for each three full shares of common stock beneficially held on the record date. The rights entitled a stockholder to acquire at the subscription price of $4.13 per share one share for each right held. The subscription price was 93% of the net asset value per share as of the close of business on July 22, 1994, the expiration date. On August 1, 1994, the Fund completed its rights offering. Proceeds of approximately $35,387,000 and shares of approximately 8,568,000 were recorded. In addition, the deferred offering expense balance of $603,000 was netted against the rights offering proceeds.

 -----------------------------------------------------------------------------
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

 =============================================================================
Directors

Robert F. Birch

Joseph L. Bower

Richard E. Floor

Bernard J. Korman

Franco Modigliani

Ernest E. Monrad

Officers

Robert F. Birch - President

Ellen E. Terry - Vice President, Treasurer

Richard E. Floor - Secretary

Investment Advisor

Wellington Management Company
75 State Street
Boston, MA 02109

Administrator

The New America High Income Fund, Inc.
Ten Winthrop Square
Boston, MA 02110
(617) 350-8610

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523
Listed: NYSE
Symbol: HYB

Independent Public Accountants

Arthur Andersen LLP
Boston, MA

The New America High Income Fund, Inc.
 -----------------------------------------------------------------------------

Report of Independent Public Accountants
 =============================================================================

To the Shareholders and Board of Directors of The New America High Income Fund, Inc.:

   We have audited the accompanying balance sheet of The New America High Income Fund, Inc. (the Fund) (a Maryland Corporation), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      ARTHUR ANDERSEN LLP
January 26, 1996

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                                   The New
                                   America
                                 High Income
                                  Fund, Inc.

                                 ----------------------
                                 Annual
                                 ----------------------
                                 Report
                                 ----------------------
                                 December 31, 1995
                                 ----------------------